UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	98-1376360
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2022, Janus Henderson Group plc (the “Company”) announced that Suzanne Cain, Global Head of Distribution, will leave the Company to pursue other opportunities. Her last day at Janus Henderson will be July 15, 2022.

In connection with Ms. Cain’s departure, Janus Henderson Investors US LLC (“JHIUS”), a wholly-owned subsidiary of the Company, has entered into a Separation and Release Agreement (the “Separation Agreement”) with Ms. Cain. The Separation Agreement provides that, subject to execution of a release of claims, Ms. Cain will be entitled to receive certain benefits in accordance with the previously disclosed terms of the Company’s compensation and benefit plans that are payable upon a mutual separation from the Company, including a pro-rated bonus for the portion of the 2022 calendar year preceding the Separation Date, paid in a mix of cash, Janus Henderson restricted stock units and mutual fund units and subject to employment through the Separation Date. Ms. Cain will also be eligible to receive subsidized health care coverage for twelve months following the Separation Date and continued vesting of outstanding equity awards to the extent previously provided by, and in accordance with, the terms of the respective award agreements.

The Separation Agreement includes covenants not to solicit, not to disparage, to maintain confidentiality and to cooperate with the Company and its affiliates.

The foregoing description of the Separation Agreement is a summary of material terms only and is qualified in its entirety by the full text of the agreement, which will be filed as an exhibit to our Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JANUS HENDERSON GROUP PLC

By:	/s/ Roger Thompson
Name:	Roger Thompson
Title:	Interim Chief Executive Officer Chief Financial Officer

Date: June 15, 2022